Exhibit 99.1

SS&C Announces Proposed Private Placement of $1.0 Billion of Convertible Senior Notes Due 2031

WINDSOR, Conn.--(BUSINESS WIRE)—Nov. 4, 2026 -- SS&C Technologies Holdings, Inc. (the “Company” or “SS&C”) (NASDAQ: SSNC), a global provider of investment, financial and healthcare technology and technology-enabled services, today announced that it intends to offer, subject to market conditions and other factors, $1.0 billion aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). SS&C also intends to grant the initial purchasers of the notes an option to purchase, for settlement during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $150.0 million aggregate principal amount of the notes.

The notes will be general senior unsecured obligations of SS&C and will accrue interest payable semiannually in arrears. The notes will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by SS&C Technologies, Inc., a wholly owned subsidiary of SS&C, and each of SS&C’s wholly owned domestic subsidiaries that guarantees SS&C Technologies, Inc.’s 6.500% Senior Notes due 2032 or certain qualified refinancings thereof. Upon conversion, SS&C will pay or deliver, as the case may be, cash, shares of SS&C’s common stock or a combination of cash and shares of SS&C’s common stock, at SS&C’s election. The final terms of the notes, including the interest rate, the initial conversion rate and certain other terms, will be determined at the time of the pricing of the notes.

The offering is part of a series of refinancing transactions, including the proposed refinancing transactions described below, through which SS&C intends to refinance its 5.500% Senior Notes due 2027, which mature on September 30, 2027 (the “2027 Senior Notes”). SS&C expects to use the net proceeds from the offering (i) to pay the cost of the privately negotiated capped call transactions described below, (ii) to repurchase up to $100.0 million of shares of its common stock concurrently with the pricing of the notes, as described below, and (iii) the remainder, together with borrowings under the incremental Term A-9 Loans, the incremental Term B-8 Loans and its revolving credit facility, to redeem all of the $2,000.0 million outstanding aggregate principal amount of the 2027 Senior Notes. This press release does not constitute a notice of redemption with respect to the 2027 Senior Notes.

In addition to the offering, SS&C intends to enter into one or more amendments to its existing credit agreement to, among other things, (i) incur up to $500.0 million of incremental Term B-8 Loans, (ii) incur up to $240.0 million of incremental Term A-9 Loans, (iii) increase the commitments under its revolving credit facility by up to $400.0 million and (iv) extend the maturity of each of the Term A-9 Loans and the revolving credit facility to November 2031 (collectively, the “proposed refinancing transactions”). SS&C has not entered into definitive documentation for any of the proposed refinancing transactions, and the proposed refinancing transactions may be completed in one or more transactions, at different times, and before, concurrently with or after the closing of the offering. The completion of the offering is not contingent on the completion of the proposed refinancing transactions, and there can be no assurance that SS&C will complete the proposed refinancing transactions on the terms described in this press release or at all. Nothing in this press release constitutes an offer to sell or a solicitation of an offer to buy any securities or other indebtedness to be issued or incurred in connection with the proposed refinancing transactions.

In connection with the pricing of the notes, SS&C expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of SS&C’s common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to SS&C’s common stock upon any conversion of notes and/or offset any cash payments SS&C is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, SS&C expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties, with the remainder to be used for general corporate purposes.

In connection with establishing their initial hedges of the capped call transactions, SS&C expects that the option counterparties or their respective affiliates will purchase shares of SS&C’s common stock and/or enter into various derivative transactions with respect to SS&C’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of SS&C’s common stock or the notes at that time.

In addition, SS&C expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to SS&C’s common stock and/or purchasing or selling SS&C’s common stock or other securities of SS&C in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any early conversion, repurchase, or redemption of the notes, to the extent SS&C unwinds a corresponding portion of the capped call transactions, or if SS&C otherwise unwinds all or a portion of the capped call transactions, and during the final observation period for the conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of SS&C’s common stock or the notes, which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration, if any, that a holder of notes will receive upon conversion of the notes.

Concurrently with the pricing of the notes, SS&C intends to use a portion of the net proceeds from the offering to repurchase up to $100.0 million of shares of its common stock in privately negotiated transactions with or through one of the initial purchasers or its affiliates (the “share repurchases”). The share repurchases could increase, or reduce the size of any decrease in, the market price of SS&C’s common stock resulting in a higher effective conversion price for the notes. SS&C expects the purchase price per share of common stock repurchased in the share repurchases to equal the closing price of SS&C’s common stock on the Nasdaq Global Select Market on the date of pricing of the notes. No assurance can be given as to how much, if any, of SS&C’s common stock will be repurchased or the terms on which it will be repurchased. The offering is not contingent upon the repurchase by SS&C of its common stock. SS&C may also conduct further repurchases of its common stock after the offering of the notes. This press release is not an offer to repurchase SS&C’s common stock.

The offer and sale of the notes, the guarantees and any shares of SS&C’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, the notes, the guarantees and such shares may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy the notes, the guarantees or any shares of SS&C’s common stock issuable upon the conversion of the notes, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

Caution Regarding Forward-Looking Statements

Certain information contained in this press release constitutes forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance, underlying assumptions, and other statements that are other than statements of historical facts. Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “expects”, “estimates”, “projects”, “forecasts”, “may”, “assume”, “intend”, “will”, “continue”, “opportunity”, “predict”, “potential”, “future”, “guarantee”, “likely”, “target”, “indicate”, “would”, “could” and “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements are accompanied by such words. Such statements reflect management’s best judgment based on factors currently known but are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, risks relating to the offering, the anticipated use of the proceeds therefrom, the capped call transactions, the share repurchases, the redemption of the 2027 Senior Notes, the proposed refinancing transactions, the transactions entered into by the option counterparties, the state of the economy and the financial services industry and other industries in which the Company’s clients operate, the Company’s ability to realize anticipated benefits from its acquisitions, the effect of customer consolidation on demand for the Company’s products and services, the variability of revenue as a result of activity in the securities markets, the focus of the Company’s business on the asset management industry, the ability to retain and attract clients, the intensity of competition with respect to the Company’s products and services, risks from cyber-attacks, breaches of digital security, IT system failures and network disruptions, risks associated with third party providers, fluctuations in the Company’s operating results, terrorist activities and other catastrophic events, risks associated with the Company’s foreign operations, privacy concerns relating to the collection and storage of personal information, evolving regulations and increased scrutiny from regulators, the Company’s ability to protect intellectual property assets and litigation regarding intellectual property rights, delays in product development, investment decisions concerning cash balances, tax risks, risks associated with the Company’s joint ventures, changes in accounting standards, evolving regulation and scrutiny from regulators, the Company’s exposure to litigation and other claims, risks related to the Company’s substantial indebtedness, and the market price of the Company’s stock prevailing from time to time, and the risks discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission and can also be accessed on our website. Such “Risk Factors”, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Undue reliance should not be placed on any such forward-looking statements. Forward-looking statements speak only as of the date on which they are made and, except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements.

About SS&C Technologies

SS&C is a leading provider of mission-critical, AI-powered technology and services empowering financial services and healthcare organizations to work smarter, faster, and securely. Founded in 1986, SS&C is headquartered in Windsor, Connecticut, and has offices worldwide. More than 23,000 financial services and healthcare organizations, from the world's largest companies to small and mid-market firms, rely on SS&C for expertise, scale and technology.

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Brian Schell
Chief Financial Officer
Tel: +1-816-642-0915
E-mail: InvestorRelations@sscinc.com

Justine Stone
Head of Investor Relations
Tel: +1-212-367-4705
E-mail: InvestorRelations@sscinc.com